UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2013

Mandalay Digital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-10039	22-2267658
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2811 Cahuenga Blvd. West Los Angeles, CA	90068
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 323-472-5461

(Former name or former address, if changed since last report)

4751 Wilshire Boulevard, Third Floor

Los Angeles, CA 90068

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 2”) is being filed to amend and supplement “Item 9.01 – Financial Statements and Exhibits,” included in the initial report on Form 8-K filed by Mandalay Digital Group, Inc. (the “Company”) on April 12, 2013, as amended by that certain Amendment No. 1 to such report on Form 8-K/A filed by the Company on April 17, 2013 (together, the “Initial Filing”), to include the required audited and unaudited combined financial statements of Mirror Image International Holdings Pty Ltd and its wholly owned subsidiary Mirror Image Access (Australia) Pty Ltd, as well as MIA Technology Pty Ltd (collectively, “Mirror Image International Holdings Pty Ltd”), pursuant to Rule 3-05(b) of Regulation S-X, and the unaudited pro forma combined financial statements for the combined Company and Mirror Image International Holdings Pty Ltd pursuant to Article 11 of Regulation S-X. The required audited and unaudited combined financial statements and unaudited pro forma combined financial statements are filed as exhibits to this Amendment No. 2 under Item 9.01.

The information previously reported on the Initial Filing is incorporated by reference into this Amendment No. 2. The other items to the Initial Filing further remain unchanged and are not amended hereby.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

The audited combined financial statements of Mirror Image International Holdings Pty Ltd for the years ended March 31, 2013 and 2012, including the notes to such financial statements and the report of independent auditors thereon, are filed as Exhibit 99.1 to this Amendment No. 2 and incorporated into this Item 9.01(a) by reference.

(b)	Pro forma financial information.

The unaudited pro forma combined balance sheet presents the accounts of the Company and Mirror Image International Holdings Pty Ltd as if the acquisition of Mirror Image International Holdings Pty Ltd by the Company occurred on March 31, 2013. The unaudited pro forma combined statement of operations presents the accounts of the Company and Mirror Image International Holdings Pty Ltd for the year ended March 31, 2013 as if the acquisition had occurred on April 1, 2012. For accounting purposes, the transaction is being accounted for as an acquisition of a business. The Company’s unaudited pro forma financial statements are filed as Exhibit 99.2 to this Amendment No. 2 and are incorporated into this Item 9.01(b) by reference.

(d)	Exhibits.

99.1	Combined Balance Sheets of Mirror Image International Holdings Pty Ltd as of March 31, 2013 and 2012 and the related Combined Statement of Operations and Other Comprehensive Loss, Combined Statement of Stockholders’ Equity and Combined Statements of Cash Flows for the years ended March 31, 2013 and 2012.

99.2	Unaudited pro forma Combined Balance Sheet of the Company and the Mirror Image International Holdings Pty Ltd as of March 31, 2013 and the related unaudited Pro Forma Combined Statement of Operations for the year ended March 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mandalay Digital Group, Inc.

Dated: June 26, 2013	By:	/s/ Peter Adderton
Peter Adderton Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Combined Balance Sheets of Mirror Image International Holdings Pty Ltd as of March 31, 2013 and 2012 and the related Combined Statement of Operations and Other Comprehensive Loss, Combined Statement of Stockholders’ Equity and Combined Statements of Cash Flows for the years ended March 31, 2013 and 2012.

99.2	Pro Forma Combined Balance Sheet of the Company and the Mirror Image International Holdings Pty Ltd as of March 31, 2013 (unaudited) and the related Pro Forma Combined Statement of Operations for the year ended March 31, 2013 (unaudited).